UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 14, 2003

HUNGARIAN TELEPHONE AND CABLE CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-11484	13-3652685
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Third Avenue, Suite #3400

Seattle, Washington 98101-3034

(Address of Principal Executive Offices)

(206) 654-0204

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

99.1	Press release dated May 14, 2003 announcing the Registrant’s first quarter 2003 results

Item 9. Regulation FD Disclosure under Items 9 and 12.

The information contained in this Current Report is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” and under Item 9, “Regulation FD Disclosure,” pursuant to interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. As such, the information hereunder shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The Registrant’s press release dated May 14, 2003 announcing its first quarter 2003 results is attached as an Exhibit hereto and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HUNGARIAN TELEPHONE AND CABLE CORP.

Date: May 15, 2003	By:	/s/ PETER T. NOONE
Peter T. Noone General Counsel

HUNGARIAN TELEPHONE AND CABLE CORP. AND SUBSIDIARIES

Exhibit Index

Exhibit Number	Description of Document
99.1	Press Release dated May 14, 2003 announcing the Registrant’s first quarter 2003 results

3